As filed with The Securities and Exchange Commission on May
3, 1999  Securities Act of 1933 Registration No. 033-98980
Investment Company Act of 1940 Registration No. 811-09124


                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933    [   ]
                         Pre-Effective Amendment No.[    ]
                         Post-Effective Amendment No.6 [ x ]

                                        and

                         REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940  [   ]
                              Amendment No. 10            [ x ]


                              WEST UNIVERSITY FUND, INC.
                                 3030 University Blvd.
                                 Houston, Texas 77005
                             Telephone Number 713-666-1652


                                  Agent for Service:
                                Richard P. Cancelmo, Jr.
                                 3030 University Blvd.
                                 Houston, Texas 77005

It is proposed that this filing will become effective
(check the appropriate box)
[   ] immediately upon filing pursuant to paragraph (b)
[   ] on               pursuant to paragraph (b)
[ x ] 60 days after filing pursuant to paragraph (a) (1)
[    ] on (date) pursuant to paragraph (a) (1)
[    ] 75 days after filing pursuant to paragraph (a) (2)
[    ] on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

[    ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




FRONT COVER
Fund Logo
The West University Fund

PROSPECTUS  May 3, 1999

The Securities and Exchange Commission has not approved or disapproved that the information in this prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

                                                             Page
Objective of the Fund               . . . . . . . . . . . . .
Principal investment strategies of the Fund    . . . . . . .
Principal risks of investing in the Fund. . . . .. . . . . .
Performance history. . . . . . . . . . . . . . . . . . . . . .
Cost of investing in the Fund              . . . .  . . . . .
More Information about Investment
Srategies and Related Risk
Covered Option Writing         .  . . . . . . . . . . . . . .
Risks of Option Writing . .   . .      . . . . . . . . . . .
Other Investments  . . . . .    .. . . . . . . . . . . . . .
Year 2000
About The Investment Adviser .   . . . . . . . .
Portfolio Manager Profile. . . .      . . . . . . . . . . .
Shareholder Information . . . . . . . . . . . . . .
Dividends And Distributions . . . . . . . .
Tax Issues . . . . . . . . . . . . . . . . . . . . . . . . . ..
How To Purchase Shares  . . . . . . . . . . . . . . . . . . . .
How To Redeem Shares
Shareholder Accounts . . . . . . . . . . . . . . . . . . . .  .
IRA Plan . . . . . . . . . . . . . . . . . . . . . . . .. . .
Financial Highlights

THE FUND

The Objective of the Fund

The Fund's investment objective is income.


The Principal Investment Strategy
of the Fund

 The Fund's principal investment strategy is Covered Call Writing. Covered Call Writing is the name given to the strategy by which one sells a call option while owning the obligated number of shares of the underlying stock.

	The Fund will invest in any size companies on which options are traded on a national securities exchange. Extensive study will be made of their income statements as well as their balance sheets. The Fund can then better appraise the fundamental worth of each investment. A guiding principle is the purchase of these stocks when their price appears low compared to the value of the total enterprise.

 The Fund's strategy is to create a well-diversified portfolio using stock and options positions.

Income will be obtained from the following sources:

		1)     premiums from expired options
		2)     net profits, if any from closing purchase transactions
		3)     dividends received on the securities in the Fund's portfolio
		4)     net realized capital gains, if any
		5)     net changes in unrealized capital appreciation, if any
		6)     interest income from money market instruments, and U.S.
	        Government Securities.

 During unusual market conditions or in the event of exceptional redemption requests, the Fund may hold cash or cash equivalents and invest in obligations of the U.S. Government and its agencies and in money market funds, short term debt securities, Commercial Paper, and Demand Notes. Under these circumstances, the Fund may not participate in stock market advances and declines to the same extent it would, had it remained more fully invested in common stocks. As a result, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The Fund's stock portfolio is subject to market risk. Stock prices may decline over short or even extended periods of time.

The protective qualities inherent in covered call writing are partial and will not protect the position if the underlying stock price falls by an amount greater than the original call premium. The Fund's covered call strategy may not fully protect it against declines in the value of its stock portfolio. The Fund could experience a loss in both the stock and option portions of its portfolio.

When it sells covered call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. The value of your investment in the Fund may go up or down which means that you could lose money. Furthermore, because the Fund has a long term investment objective it is not appropriate for short term investments.

The Fund's strategy of Covered Call Writing can produce significant turnover if a large number of options are exercised. Higher turnover involves greater commissions and other transaction costs.

The Fund invests in companies of any size. Small companies are more vulnerable to financial and other risks than larger companies. Small company investments may involve a higher degree of risk and price volatility than investments in the general equity markets.


PERFORMANCE HISTORY

The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows the Fund's performance together with the best and worst quarters since inception.The table compares the Fund's performance over time to that of the S&P 500 Index, the Lehman Intermediate Government / Corporate Bond Index, and the Russell 2000 index. The S&P 500 and the Russell 2000 indices are popular indicators of the performance of the large and small capitalization sectors, respectively, of the U.S. stock market. These indices were chosen for comparison because they reflect the broad spectrum of U.S. equity markets. The Lehman Intermediate Government / Corporate Bond Index reflects the performance of the U.S. bond market, and was chosen for comparison because its risk characteristics are similar to those of the Fund. Both the chart and the table assume reinvestment of dividends and distributions.Historical results do not necessarily indicate how the Fund will perform in the future.

(Insert Bar Chart)

(Plot points for Bar Chart)
West University Fund
Annual Total Return
Since Inception
February 1, 1996-
December 31, 1998

                        VERTICLE BAR CHART

                                 4.55




QUARTERLY RETURNS 1996 THROUGH 1998

BEST QUARTER - SECOND QUARTER  1997 ---    5.54%
WORST QUARTER - THIRD QUARTER  1998 ---  (-9.84%)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1998

                                                1 YEAR     LIFE OF THE FUND
West University Fund                          (-4.70%)               4.55%
Lehman Int. G/C Bond Index                      8.44%                6.89%
S&P 500 Index                                  28.58%               33.22%
Russell 2000 Index                            (-2.55%)              11.10%


                        COSTS OF INVESTING IN THE FUND


FEE TABLE

The following table illustrates the expenses and fees that a shareholder of the Fund will incur.

Shareholder Transaction Expenses

           None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees          . . . . . . . . . . . . . . . . . . .	1.00 %
Distribution [and/or Service] (12 b-1) Fees . .. . . . . .     None
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . .	0.57 %
Total Fund Operating Expenses  .     . . . . . . . . . . . . .	1.57 %


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 year             3 years           5 years            10 years
 $157               $485              $833                $1,795



MORE INFORMATION ABOUT INVESTMENT
STRATEGIES AND RELATED RISKS

	COVERED OPTION WRITING.  Covered call options will be written on the Fund's portfolio in order to achieve income by receiving the option premiums
(the sale price of the option). The premium received represents an increase in income to the stockholder.  The option writer is giving up potentially unlimited price appreciation in exchange for the immediate option premium.
There are risks involved in the writing of covered options -- see Risks of
Option Writing below. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period (before the expiration date). The writer of the call option has the obligation to sell those securities at the exercise price during the option period.The Fund, as the writer of the option, receives the premium from the purchaser of the call option. During the option period, the broker-dealer through which the call option was sold, may give the option writer an exercise notice. The writer is then obligated to deliver to the buyer the underlying security against payment of the exercise price. The writer's obligation only ends when the option expires or if the writer enters into a closing purchase transaction (buying and delivering the same securities as those underlying the option, so the option writer's position is canceled).The Fund can no longer enter into a closing purchase transaction once an exercise notice has been given.  As long as the
Fund is obligated as the writer of a call option,it will own the securities involved in the option.


PAGE>8
	As long as a covered call option is in effect, the writer gives up the opportunity to profit from a price increase beyond the agreed upon option price. Therefore, in some periods, fulfilling an option will generate less than the securities' total return; and other times, the Fund will receive greater total return from its call options than it would have received from the Fund's underlying securities unoptioned.

	The Fund will write options on its portfolio in whatever amounts the management believes is appropriate is achieving it investment objective. The
Fund will write options when management believes there is a liquid secondary market on a national securities exchange for options of the same series. In that way, the Fund can enter into a closing purchase transaction if it sees fit. Consistent with the investment policies of the Fund, the Fund will initiate a closing purchase transaction when a profit can be made on an outstanding option. By entering into a closing purchase transaction, the Fund prevents the underlying security from being sold. Then a new option on that security with a different strike price, expiration date, or both, can be written.

	The premium the Fund receives for writing an option will reflect several things.The current market price of the underlying security, and the relationship of the exercise price to the underlying security's market price will be part of the calculation for determining the premium paid. The history of the price fluctuations of the underlying security, the option period, supply and demand as well as interest rates will also be taken into consideration. Therefore, the exercise price of an option may be below, equal to or above the current market value of the underlying security when the option is written. From time to time, for tax purposes as well as for other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

	RISKS OF OPTION WRITING. In return for the premium received, the writer of a covered call option gives up the potential of the value of the underlying security climbing above the strike price of the option.This limit on potential gain extends through the entire option period. The writer also has no control over when the buyer exercises their option rights. Once an option writer has received an exercise notice he cannot effect a closing purchase transaction.

If a call option expires without being exercised by the buyer, the writer of the covered option makes a profit in the amount of the premium received.
During the option period, there may be either an increase or decline in the market price of the underlying security. If the market price of an underlying security should fall by more than the option premium received there will be a loss on the overall position. Therefore, the protective qualities inherent in selling an option are partial and will not protect the position if the underlying stock price falls by an amount greater than the call option premium that was originally paid for it.
If the covered writer has to sell the underlying security because the call is exercised, the writer will realize a gain or loss from the sale of the underlying security with the gain increased or the loss decreased by the amount of the premium.


Other Investments

	The Fund may invest its cash reserves in securities of the U.S. Government and its agencies or the following cash equivalents: deposits in domestic banks, bankers' acceptances (a commercial letter of credit that may be traded on the secondary market), certificates of deposit, demand notes and commercial paper (bills drawn to finance commercial trade). Commercial paper investments will be limited to investment grade issues, rated A-1 or A-2 by Standard & Poor's Corporation,or Prime 1 or Prime 2 by Moody's Investors
Service, Inc.

	The Fund may place part or all of its assets in cash or the cash reserves described above during unusual market conditions..

The Fund may, at times, invest in the securities of other investment companies.This is done in order to provide an investment for some or all of the Fund's cash,without committing those monies to a more risky investment.
The Fund may invest up to 35% of its total assets in securities such as money market funds.However, the Investment Company Act of 1940 places restrictions on the investment in other companies. The Fund may only purchase or otherwise acquire the shares of another investment company as long as immediately after the share are acquired, that the Fund and all those affiliated with the Fund do not together own more than 3% of the total owned voting shares of that company.

	Sometimes, investing in shares of another registered investment company may mean a greater transaction cost to the Fund than buying the same shares of stock directly. However,the Fund may be able to acquire a more diversified investment this way that could not be economically done in a direct fashion.
Shareholders will bear a proportionate amount of the management fees, and other operating expenses charged to the Fund on purchasing shares of other investment companies, as well as management fees paid by the Fund. The 1940 Act also states that no investment company is required to redeem more than 1% of its outstanding voting shares owned by one company during any 30-day period of time.

Year 2000

Like all mutual funds and financial services operations worldwide, the Fund could be adversely affected by computer system problems associated with the Year 2000. The Adviser has evaluated its portfolio of investments and its internal systems, and has not identified any problems that could affect the operations of the Fund. The Adviser is also working with third party suppliers to obtain satisfactory assurances regarding their state of preparedness for the Year 2000. At this time there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

ABOUT THE INVESTMENT ADVISER

	The overall business and affairs of the Company are the responsibility of the Company's Board of Directors, who are elected by the shareholders.
The Company's President manages the day-to-day operations of the Company.
He is under the authority of the bylaws of the Company and review by the Board of Directors. Information relating to the directors and officers of the Company is provided in the "Statement of Additional Information."

	The Company has entered into an Investment Advisory Contract
(the "Contract") with Cancelmo Capital Management, Inc. (the "Adviser"),
3030 University Boulevard, Houston, Texas 77005. The Adviser, which is registered with the SEC under the Investment Advisers Act of 1940, manages the investment and reinvestment of the assets of the Company in according to the Company's investment objective, policies, and restrictions. Richard Peter
Cancelmo, Jr.is the sole shareholder of the Adviser and is responsible for all its investment decisions. This includes the daily management decisions for the Company's portfolio. Mr. Cancelmo also serves as the President and Director of the Company.

PORTFOLIO MANAGER PROFILE
Richard P. Cancelmo, Jr.
Portfolio Manager from 1996
Previous
Investment Executive
Paine Webber,Inc.
BA Washington and Lee University
Age 40

SHAREHOLDER INFORMATION

HOW FUND SHARES ARE PRICED

	  The net asset value of the Fund is computed once daily at 4:30 p.m. Eastern Time after the close of the New York Stock Exchange and the various option exchanges (shares will not be priced on the days on which the New York Sock Exchange is closed for trading). The net asset value per share is the sum of total value of the Fund's assets minus all liabilities, then dividing the result by the number of Fund shares currently owned. Securities traded on the New York Stock Exchange are valued at their price at the close of regular trading on that Exchange. Options traded on one or more exchanges are valued at their closing prices on whatever exchange the last sale occurred. All other securities held by the Fund are valued at their last price from whatever exchange on which they were traded. In all cases, when there is no sale on that day or if the last sale is unrepresentative of the actual value of the security, the value is taken to be the mid-point between the last current bid and asked prices. All other securities not traded in this fashion will be valued at the mid-point between the last current bid and asked prices if market quotations so the security are available. When market quotations are unavailable, fair values are determined by the Fund's Board of Directors, or under their direction, using a specific set of predetermined guidelines.

	Money market securities are valued at the most recent bid price or yield equivalent gotten from dealers that make markets in these securities.
Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis. This involves valuing a portfolio security starting with its initial cost. Then a constant amortization to maturity of any discount or premium is assumed.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares a dividend at the end of December.
Shareholders may receive distributions either in cash or in additional shares of the Fund at no charge. If the Fund has net capital gains, it normally declares a capital gain distribution at the end of December.
The capital gain distribution has varied considerably from year to year.

TAX ISSUES

The Fund distributes substantially all of its income and realized capital gains and these distributions may be taxable to you.
In addition, gains on any sale of Fund shares may be taxable to you.

If you buy Fund shares just before a distribution is declared, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. The distribution paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested it. For this reason, you should carefully consider the tax consequences of buying shares of the Fund immediately before distributions are made, especially in late December.




HOW TO PURCHASE SHARES

	Shares of the Fund are purchased directly from the Fund at net asset value next computed after an order and payment are received by the Fund.
No sales charge or commission fee is paid on purchases, redemptions, exchanges or transfers. Any order received after 4:30 p.m. Eastern Standard
Time will be processed at the next day's closing net asset value. There is no minimum on initial or additional purchases of Fund shares by tax deferred retirement plans (these include IRAs, SEP-IRAs and profit-sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $1,000 for an initial purchase and there is no minimum amount for additional purchases.

	The Fund reserves the right to reject any purchase order. The Fund also maintains the right to temporarily stop selling its shares or to change the continuous offering of its shares.

	PURCHASE BY MAIL. You may make initial purchases of Fund shares by mail.
Simply send the Fund a completed and signed application. Include with the properly completed application a check made payable to the Fund. Later additional purchases may also be made by mail without an additional application. Shares will be purchased at the next determined net asset value per share after the Fund receives an order and payment.

PURCHASE BY PHONE. Fund shares may also be purchased by existing shareholders by phone. The purchase will be effective at the NAV next calculated after your order is received.

	All shares (including reinvested dividends and capital gains distributions)
are issued or redeemed in full and fractional shares rounded to the third decimal place. This is done at net asset value, with no fees or charges.
No share certificates will be issued except for the investors whose regulators require them to hold certificates. Instead, the Fund will hold all shares in book entry form in each account.A letter or statement of confirmations will be sent to the shareholder showing the details for each transaction in an account. This includes purchases, redemptions, and transfers; as well as the reinvestment of dividends and capital gains
distributions.   (See "Shareholder Accounts.")

HOW TO REDEEM SHARES

	REDEMPTIONS BY WRITTEN INSTRUCTIONS. A shareholder may redeem all of his shares or a portion by written request to the Fund. The written request must be signed by the registered owner(s) exactly as the account is registered, this includes any special capacity that the registered owner(s) may have. If the owner or owners of an account have not previously arranged for the Fund to send redemption proceeds to a predesignated bank account, then their signature(s) be guaranteed. Fiduciaries, corporations and other entities may also be required to provide certain supporting documents.
The Fund will normally pay you within seven days after receiving a proper redemption request. However, the Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to 15 calender days.
<PAGE >14
	SIGNATURE GUARANTEES. To protect the shareholder's account and the Fund from fraud, signature guarantees are required for certain redemptions. The purpose of a signature guarantee is to verify the identity of the party who has authorized the redemption. A commercial bank or trust company that is a member of the Federal Deposit Insurance Corporation, a member firm of a national securities exchange or another eligible guarantor institution must guarantee the signature.Notaries public are not acceptable guarantors. Signature guarantees are required for:

1.	any redemption request for an account where the owner(s) have not
	previously arranged with the Fund for redemption proceeds to be remitted	to
 a predesignated bank account;

2.	transfers  or  exchanges  between  account  that  are  not  identically
	registered;

3.	the addition of or change in wiring instructions for the designated
 financial	institution to receive redemptions or proceeds directly into a shareholders
 	account; and

4.	procedures involving disputed or deceased shareholder accounts.

	Shares are redeemed without charge at the next computed net asset value after instructions and required documents are received in proper form.
Any instruction received after 4:30 p.m. Eastern Standard Time will be processed at the next day's closing net asset value. Payment will be made as promptly as possible. It is required by law for redemption requests to be honored within three business days after instructions are received, as long as instructions are made properly and proper documents are included. Any letter of instruction must be signed exactly as the account is registered, including any special capacity of the registered owner. Under the Interest and Dividend Tax Compliance Act of 1983, the Fund may be required to withhold 31% of the proceeds from a shareholder's dividends, capital gains distributions and redemptions for tax purposes. This is done when they have not complied with the rules of the Tax Compliance Act regarding the furnishing of taxpayer identification numbers and dividend reporting.

	A request for a distribution from a Fund-held IRA, SEP-IRA or other tax deferred retirement account may be delayed until the Fund has determined the tax withholding requirements to be applied to the distribution.
Investors may send withholding instructions to the Fund or Internal Revenue
Service ("IRS")Form W-4P along with the distribution request. The Form is available from the IRS or by calling the Fund. If an investor does not want any tax withheld from their distributions, the investor may state in the distribution request (instead of using Form W-4P) that he does not want any tax withheld. The investor must also indicate understand there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.


SHAREHOLDER ACCOUNTS

	When an investor makes his initial purchase of shares, an account will be opened for him. Each account will be maintained on the books of the Fund.
The shareholder will receive an account opening confirmation. Thereafter, whenever a transaction takes place in the account, he will receive a statement confirming any transaction made. This includes purchases, redemptions, transfers, changes of address, reinvestment of income or capital gain distributions, or the withdrawal of share certificates. In addition, shareholders will receive quarterly statements giving complete details of all transactions during the quarter.

	A shareholder may make additional investments in his account by sending a check, money order or wired funds made payable to the Fund. All income distributions (dividends, as well as net short-term and long-term capital gains distributions), if any, will be reinvested in full and fractional shares. The reinvestment calculation will be rounded to the third decimal place, and made at the net asset value per share determined on the payment date. A shareholder may make a written request to the Fund to have distributions sent to them in cash.The shareholder may also have his distributions sent to a predesignated bank account, with the proper documentation.


IRA PLAN

	The Fund has a master individual retirement account (IRA) plan that allows you to invest in the Fund. There is no minimum investment. Income and capital gains earned by an IRA are tax deferred. This means the investor does not pay taxes on the earnings until the funds are withdrawn from the account.
IRA withdrawals are then taxed at the then current rate for the taxpayer.
Premature withdrawals (before age 59-1/2) may incur additional taxes and penalties.

	The Fund's IRA plan also permits you to "roll over" a lump sum distribution from a qualified pension or profit-sharing plan to a West
University Fund IRA. A direct transfer from the plan trustee may also be "rolled over." Rollovers postpone your federal income tax on the distribution if the roll over is accomplished within sixty days of the distribution. Many distributions from qualified plans are subject to income tax withholding unless transferred directly from the plan to an IRA or another plan.

	If your employer has a Simplified Employee Pension Plan (SEP), you may establish an IRA with the Fund. Through the SEP-IRA your employer may contribute up to the lesser of 15% of your earned income or $30,000 each year.
SEP-IRA contributions are subject to special rules designed to avoid discrimination.

	Detailed information about the IRA, including related documents and charges of Firstar, as custodian, may be obtained from the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 3 years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Simonton, Kutac &
Barnidge L.L.P., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


                                         1998       1997      1996

NET ASSET VALUE, BEGINNING OF PERIOD     $10.35     $10.21   $10.00

INCOME FROM INVESTMENT OPERATIONS:
	Net Investment Income       		          .16         0.12    0.09
	Distributions from Net Investment Income(.16)      (0.12)	   (0.09)
	Net Realized and Unrealized Gain (Loss)
		on Securities			                         (.65)  	  0.82	      0.80
	Distribution from Realized Gains on Securities---  (0.64)      (0.59)

NET ASSET VALUE AT END OF YEAR       	     $10.70 	$10.35    $  10.21

TOTAL RETURN           			                (4.70) %	   9.73 %     9.71%*

RATIOS / SUPPLEMENTAL DATA:
Net asset, end of period (in thousands)  $3,437      $3,541     $2,037
	Expenses to average net assets	          1.57        1.75	      1.82
	Net investment income before taxes
		to average net assets (%)	              1.53       1.36        1.19
	Portfolio Turnover Rate		              218.49 %       188.53 %    101.38%

*Annualized



BACK COVER PAGE OF PROSPECTUS

More information on the West University Fund is available free upon request, including the following:

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's Annual and Semi-Annual Reports list the holdings of the Fund, describe the Fund's performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Statement of Additional Information provides more details about the Fund and is considered to be a part of this prospectus.

THERE ARE TWO WAYS TO GET A COPY OF THESE DOCUMENTS:

1. Call or write for one, and a copy will be sent without charge.


Cancelmo Capital Management, Inc.
3030 University Boulevard
Houston, Texas  77005.
(800) 465-5657.
westufund@compuserve.com

2. You may also obtain information about the Fund (including the SAI and other reports) from The Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the SEC at 800-SEC-0330 for room hours and operation.
You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609







                                  PART B
                         WEST UNIVERSITY FUND, INC.
                         3030 UNIVERSITY BOULEVARD
                           HOUSTON, TEXAS  77005
                               713-666-1652
                               800-465-5657

                   STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Prospectus for West University Fund, Inc.
(the "Fund") dated April   , 1999.  A copy of the Prospectus may be
obtained by writing or telephoning the Fund at the address or telephone number shown above.

                                 TABLE OF CONTENTS

                                                            Page
1.   Investment Objective and Policies                        2
     Covered Option Writing                                   2
     Factors Which May Adversely Affect
          Transactions in Options                             3
     Position Limitations                                     4
2.   Investment Restrictions and Other Investment
          Policies                                            4
3.   Management of the Fund                                   6
4.   Brokerage                                                8
5.   Tax Information and Option Accounting Principles         9
6.   Calculation of Performance Data and Other
     Performance Comparisons and Statistics                  10
7.   Description of Common Stock                             13
8.   Principal Shareholders                                  13
9.   Tax Status                                              13
10.  Pricing and Redemption of Fund Shares                   14
11.  Custodian                                               15
12.  Transfer, Dividend Disbursing and Shareholder
          Servicing Agent                                    15
13.  Independent Auditors                                    15


                    INVESTMENT OBJECTIVE AND POLICIES

     The Prospectus discusses the Fund's investment objective and the policies it employs to achieve this objective. The following information supplements the discussion in the Prospectus.

     COVERED OPTION WRITING. In return for the premium received, a covered call option writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice he cannot effect a closing purchase transaction.

     If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

     A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold,requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option of the same series as he previously sold. Once a writer has been assigned an exercise notice in respect of an option, he is thereafter not allowed to effect a closing purchase transaction. To secure his obligation to deliver the underlying security in the case of a call option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the
"Clearing Corporation")and of the Exchanges.

     The principal reason for writing options on a securities portfolio is to attempt to realize income, through the receipt of premiums. The covered call option writer has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The call option writer has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his 19 obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.
Options written by the Fund will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

     FACTORS WHICH MAY ADVERSELY AFFECT TRANSACTIONS
IN OPTIONS.
An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

    There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not, at time,render certain of the facilities of the Clearing Corporation and the Exchanges inadequate. Such events have in the past resulted, and may again result, in the institution by an Exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers orders.

     In the event that NASDAQ options are traded, it is anticipated that many of the factors which may adversely affect transactions in Exchange listed options may also adversely affect NASDAQ options.

     The size of the premiums which the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

     POSITION LIMITATIONS. Each of the Exchanges has established limitations governing the maximum number of calls (whether or not covered) which may be written by a single investor, or group of investors acting in concert, (regardless of whether the options are written on the same or different Exchanges or are held or written in one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. At the date of this Prospectus, the only such limits which may affect the operations of the Fund are those which limit the writing of call options on the same underlying security by an investor or such group to 4,500 options (450,000 shares), 7,500 options (750,000 shares) or 10,500 options (1,050,000 shares) in each class regardless of expiration date.
Whether the applicable limit is 4,500, 7,500, or 10,500 options is determined by the most recent six-month trading volume of the underlying security. Every six months each Exchange reviews the status of underlying securities to determine which limit should apply. These position limits may limit the number of options which the Fund can write on a particular security.

INVESTMENT RESTRICTIONS AND OTHER
INVESTMENT POLICIES

     The following restrictions are fundamental policies for the protection of the Fund's shareholders and cannot be changed without the approval of the holders representing a majority of the Fund's outstanding voting securities, which for purposes of such approval shall be the lesser of
(i) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

     (1) With respect to 75 percent of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5 percent of the total assets of the Company, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (U.S.
Government Securities).

     (2) Invest more than 25 percent of its total assets in securities or issuers in any one particular industry. This restriction does not apply to investments in U.S. Government Securities.

     (3) Purchase more than 10 percent of the outstanding voting securities, or any class of securities, of any one issuer.

     (4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (The deposit or payment by the Fund of initial or variation margin in connection with related options is not considered the purchase of a security on margin.)

     (5) Engage in any option strategy except that the Fund may write covered call options with respect to all of its portfolio securities, and enter into closing purchase transactions with respect to such options.

     (6) Make short sales of securities, maintain a short position, or participate in a joint or a joint and several basis in any trading account in securities.

     (7) Invest in real estate, or real estate limited partnerships, although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate.
The Fund will not invest more than 15% of the value of its total net assets in illiquid securities, including real estate interests.

     (8) Borrow money, except that the Company may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own common stock. Such temporary borrowings may not exceed 5 percent of the value of the Company's total assets at the time any loan is made. No more than 10 percent of the value of the Company's total assets at the time any loan is made may be pledged as collateral for such temporary borrowings.

     (9) Buy or sell commodities, commodities futures contracts or commodities options contracts.

     (10) Make loan of money, except by the purchase of debt obligations in which the Company may invest consistent with its investment objective and policies.

     (11) Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Company except as may be necessary in connection with borrowings mentioned in number 8 above, and then only to the extent there mentioned.

     (12) Invest more than 5 percent of the value of the Company's total assets in securities of issuers which have been in continuous operation less than three years.

     (13) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (14) Underwrite securities of others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940.

     (16) Invest for the purpose of exercising control or management of another company.

     (17) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

     (18) Invest in securities restricted as to disposition under the Federal securities laws.

     (19) Invest in warrants.

                  MANAGEMENT OF THE COMPANY

     The overall business and affairs of the Company are the responsibility of the Company's Board of Directors, the members of which are elected by the shareholders. The day to-day operations of the Company are managed by the Company's
President subject to the bylaws of the Company and review by the Board of Directors. The following persons are directors and/or officers of the Company.

Name, Age, Company, Address,       Principal Occupation
Position with Company              For Last Five Years

Richard Peter Cancelmo, Jr.* (40)  Founder of the Adviser.
3030 University Boulevard          Former Investment
Houston, Texas  77005              Executive, Paine Webber, Inc.
President, Treasurer & Director    He earned a B.A. from Washington
                                   and Lee University.

James Barry Kendrick (37)          Construction Manager,
3514 Dumbarton St.                 Hanscomb, Inc.
Houston, Texas  77025              Former Project Manager,
Director and Secretary             Brown and Root, Inc.
                                   He earned a B.S. from
                                   Texas A & M University.
                                   M.B.A. Rice University.

J. Brinton Davis (38)              Senior Vice President
2043 S. Washington St.             Alliance Commercial Partners
Denver, Colorado 80210             Former Vice President,
Director                           Tramell Crow Corp.
                                   He earned a B.A. from
                                   Bucknell University
                                   M.S. M.I.T.


     *Indicates an "interested person" as defined in the Investment Company Act of 1940.

     Directors and Officers as a group were beneficial owners of 8.33% of the outstanding shares of the company as of December 31, 1998.

     The Fund has entered into an Investment Advisory Contract
(the "Contract") with Cancelmo Capital Management, Inc., 3030
University Blvd., Houston, Texas 77005. The Adviser, which is registered with the Securities and Exchange Commission under the

Investment Advisers Act of 1940, manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective, policies, and restrictions. Richard
P. Cancelmo, Jr. is the sole shareholder of the Adviser and is responsible for all its investment decisions, including the day-to-day management of the Fund's portfolio. There can be no assurance that the Adviser could find a suitable replacement for Mr. Cancelmo in the event of his death or disability. Mr. Cancelmo also serves as the President and a Director of the Fund. Prior to forming the Adviser in 1995, Mr. Cancelmo was affiliated from 1982 with a securities firm. The "Management of the Company" section of the Prospectus contains further information about the Adviser.

     Under the Management Agreement, any liability of the Adviser to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Management Agreement.

     The Management Agreement may not be assigned by the Adviser and will terminate automatically upon assignment. It may be terminated without penalty upon 60-days' written notice by either party or by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Management Agreement may be amended by a vote of a majority of the Directors of the Fund, including a majority of the disinterested directors, cast in person at a meeting called for that purpose, subject to approval by the vote of a majority of the Fund's outstanding voting securities. "A majority of the Fund's outstanding voting securities" as used herein, is defined in the first paragraph of "Investment Restrictions and Other
Investment Policies."

                                 BROKERAGE

     Under the terms of the Advisory Agreement, the Adviser is authorized to employ brokers and dealers to execute orders for the purchase and sale of the Fund's portfolio securities, including the writing of option contracts, who, in its best judgment, can provide "best execution" (prompt and reliable execution at a reasonably competitive price).

     In determining the abilities of the broker-dealer to provide best execution of a particular portfolio transaction, the Adviser considers all relevant factors including the execution capabilities required by the transaction or transactions;the ability and willingness of the broker-dealer to facilitate each transaction by participation therein for its own account;
the importance to the Fund of speed,efficiency, or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; and the quality 25 and continuity of service rendered by the broker-dealer with regard to the Fund's other transactions; and any other factors relevant to the selection of a broker-dealer for particular and related portfolio transactions of the Fund. Subject to the foregoing obligation to seek best execution, the Adviser may consider as a factor in the allocation of portfolio transactions to a broker-dealer the broker-dealer's provision of research services to the Adviser. The aggregate amount of brokerage commissions paid by the Fund for the year ending December 31,1998 was $46,094.

     If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option, except where the Fund utilizes a clearing agent with respect to certain call options. Likewise, if an option written by the Fund is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer or clearing agent who executed the sale of the option.

     The Fund may purchase or sell listed securities in the over-the- counter market ("the third market"). Where transactions are executed in the third market, the Fund generally will deal with the primary market makers;
however, if it is to the advantage of the Fund, the services of other brokers may be utilized.

     TAX INFORMATION AND OPTION
     ACCOUNTING PRINCIPLES

     When the Fund writes an option, an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.
The liability is thereafter valued to reflect the current value of the option which is either the last sale price, or, in the absence of a sale, the mean between the last current bid and asking price. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost exceeds the original premium received) and the liability related to the option will be extinguished. Any such gain or loss is a short-term capital gain or loss for Federal income tax purposes, except that a short-term loss realized when the Fund closes certain in-the-money covered call options involving portfolio equity securities will be converted to a long-term capital loss if the hypothetical sale of the underlying security on the date of such transaction would have given rise to a long-term capital gain.
If a call option which the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     SPECIAL TAX RULES APPLICABLE TO "STRADDLES" - Section
1092 of the Code may affect the taxation of options on equity securities.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property. A position in personal property is generally defined as any interest, including an option, in personal property. A position in personal property includes certain options written thereon and also includes a stock position and "deep-in-the-money" options (as defined in the Code) written thereon.

     Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position in the straddle can only be deducted to the extent that the loss exceeds the unrealized gains on all offsetting straddle positions. Section 1092 also provides that "wash sale" rules are applicable to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period. These rules are applicable to the Fund's "deep-in-the-money" stock option positions. In addition, Section 1092 will suspend or terminate the Fund holding period in certain stocks with respect to which the Fund writes options, including non-"deep-in-the money" options which are "qualified covered call options," and subject stocks to restrictions comparable to the "wash sale rules" of Code Section 1091. Losses which the Fund realizes on certain transactions involving certain in-the-money covered call options may be converted from short-term to long-term capital loss. Management will manage the Fund to take into account Section 1092 and such Regulations.

CALCULATION OF PERFORMANCE DATA AND OTHER
PERFORMANCE COMPARISONS AND STATISTICS

     From time to time the Fund may report its "total return" in prospectuses, the Fund's annual reports, shareholder communications, and advertising.

     Total return for a performance period is calculated by assuming a hypothetical initial investment ("p") in the Fund at the beginning of the period. Then, assuming reinvestment of all distributions into new Fund shares, a redeemable value at the end of the performance period ("ERV") is calculated based on actual Fund performance. The percentage change between the ending value and initial investment is the "cumulative total return." The "average annual total compound return" (growth rate) expresses the total return as an annual rate, which if compounded annually over the period ("n" is 27 the number of years), would increase or decrease the initial investment to the ending value (Formula for calculating average annual total compound return:
(ERV/p)1/n-1)).

     VOLATILITY. Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500
Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Sometimes beta may be calculated relative to a different market index. Another measure of volatility or risk is standard deviation.
Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     OTHER PERFORMANCE QUOTATIONS. One measure of performance that adjusts for risk is alpha. Alpha is a measure of the difference between the Fund's performance and a market index portfolio with the same beta.

     For example, suppose the Fund's beta is approximately 0.5 over a historical period. Then, a similar risk market index portfolio can be constructed with a beta of 0.5 by creating an index with a weight of 50% in the S & P 500 Index and 50% in U.S. Treasury Bills. The Fund's return is then compared to the return of the market index.

     Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement
Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

     COMPARISONS. To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages, among others, may be used:

     a)   The Dow Jones Composite Average or its component averages
-an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks
(Dow Jones Utilities Average), and 20 transportation company stocks.
Comparisons of performance assume reinvestment of dividends.

     b)   Standard & Poor's 500 Stock Index or its component indices
- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

     d) Wilshire 5000 Equity Index -represents the return on the market value of all common equity securities for which daily pricing is available.
Comparisons of performance assume reinvestment of dividends.

     e) Mixtures of indexes and U.S. Treasury Bills which approximate the historical risk level of the Fund. In particular: mixtures of the S & P 500
Stock Index and U.S. Treasury Bills such as the 50%/50% mixture discussed under "Other Performance Quotations."

     f)   Lipper -Mutual Fund Performance Analysis and Lipper -Fixed Income
Fund Performance Analysis -measure total return and average current yield for the mutual fund industry, and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     g)   CDA Mutual Fund Report, published by CDA Investment
Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     h)   Financial publications:  The Wall Street Journal and Business
Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

     i)   Consumer Price Index (or Cost of Living Index), published by the
U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

     j) Stocks, Bonds Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

     k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

     l) Historical data supplied by the research departments of major brokerage firms.

     m) Standard & Poor's 100 Stock Index -an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions.
The S & P 100 Stock Index is a smaller more flexible index for options trading.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund, and that the averages are generally unmanaged. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

     DESCRIPTION OF COMMON STOCK. The Company was incorporated in Texas on October 25, 1995 with 10,000,000 authorized shares of common stock, $1.00 par value. There were 354,215 shares issued and outstanding as of December 31, 1998. All the outstanding shares are, and the shares to be issued as contemplated herein will be, duly authorized, fully paid and nonassessable. Each issued and outstanding share has full voting rights and is entitled to one vote on all matters submitted to the shareholders, including the right to vote at the annual meeting of shareholders on the election of directors and the selection of independent certified public accountants. No shareholder is entitled to cumulative voting rights or to any preemptive right to acquire securities of the Company. Each share has equal dividend, distribution, and liquidation rights.

     PRINCIPAL SHAREHOLDERS. As of December 31, 1998, the following individuals each owned beneficiary and of record 5% or more of the 354,215 outstanding shares of the company.


Owner                         # of Shares       % Total

HIS Trust                     65,397.974         18.46

R. P. Cancelmo, M.D.
IRA Rollover                  41,394.751         11.69
VLA 1993 Trust                27,325.992          7.72
J.L. and S.J. Hochenedel      24,825.707          7.00
James P. Jackson              20,991.137          5.93
Peggy D. Cancelmo             20,777.082          5.87
Richard P. Cancelmo, Jr.
and Martha H. Cancelmo        20,509.041          5.79



                               TAX STATUS

     As of the date of this Prospectus, the Fund intends to qualify as a regulated investment company under Subchapter M of the internal
Revenue Code of 1986, as amended, and the Fund intends to continue to qualify under said Subchapter M. As a result of such qualification the Fund will not be subject to Federal income taxes to the extent that it distributes not less than 98% of its investment company taxable income and its capital gains net income. Investment company taxable income includes net income from dividends, interest and net short-term capital gain. Premiums from expired options written by the Fund and net gains, if any, from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. In order to qualify under Subchapter M, the Fund, among other things must derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; as a result the Fund may be restricted in the writing of options which expire in less than three months or in effecting closing purchase transactions in options written less than three months before such transactions.

PRICING AND REDEMPTION OF FUND SHARES

     The Fund's net asset value per share is calculated by taking the total value of the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Portfolio securities which are traded on a national securities exchange are valued at the last sale price or if there is no recent sale, at the mean between the last current bid and asked prices. All other securities not so traded are valued at the mean between the last current bid and asked prices if market quotations are available. Other securities and assets are valued at fair value in accordance with methods determined in good faith by the Fund's Board of Directors.

     The Fund may suspend the right of redemption or delay payment more than three (3) business days: (a) during any period when the

New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading on the New York Stock Exchange is restricted; (c) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (d) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The amount received by a shareholder upon redemption may be more or less than he paid for his shares depending on the market value of the Fund's portfolio securities at the time.

     Shares of the Fund may be transferred upon delivery to the Fund of (1) a letter of instructions, signed by each registered owner exactly as the shares are registered, which clearly identifies the exact names in which the account is presently registered, the account number, the number of shares to be transferred, and the names, addresses and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment ("stock power"), which should specify the total number of shares to be transferred and on which the signature(s) of the registered owner(s) have been guaranteed by a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, or by a member firm of a national securities exchange. Additional documents are required for transfers by corporation, executors, administrators, trustees and guardians; if a shareholder is in doubt as to what documents are required, he should contact the Fund. The Fund is not bound to record any transfer on the stock transfer books until the Fund has received all required documents.

CUSTODIAN

      The Fund's custodian is Firstar Trust Company. Pursuant to the terms of the Custodian Agreement the Fund will forward to the Custodian the proceeds of each purchase of Fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Fund.

TRANSFER, DIVIDEND DISBURSING AND
SHAREHOLDER SERVICING AGENT

     The Fund serves as its own Transfer, Dividend Disbursing

and Shareholder Service Agent.

INDEPENDENT AUDITORS

     Simonton, Kutac & Barnidge, L.L.P., Certified Public Accountants,
1010 Lamar, Suite 850, Houston, Texas 77002-6312 serves as independent auditors to the Fund. The services provided by the firm include the audit of the financial statements of the Fund included in the Statement of Additional
Information and services related to other filings made with the Securities and Exchange Commission.


                                      Independent Auditors Report

January 14, 1999


To the Shareholders and Board of Directors,
West University Fund, Inc.
Houston, Texas

We have audited the accompanying statement of assets and liabilities of West University Fund, Inc., (a Texas corporation), including the schedule of portfolio investments, as December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the year then ended. These financial statements and per share data and ratios are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31,

1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred above present fairly, in all material respects, the financial position of West University
Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the selected per share data and ratios for the year then ended, in conformity with generally accepted accounting principles.


                        Simonton, Kutac and Barnidge, L.L.P.


WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

Common Stocks

Basic Materials-9.48%

A. Schulman 2,500 shares
Market value $56,719
Options written
25 March 15 calls
Market value $19,375
Exp. 03-99

Asarco 2,000 shares
Market value $30,125
Options written
20 June 15 calls
Market value $3,125
Exp. 06-99

Morton International 2,000 shares

Market value $49,000
Options written
20 May 20 calls
Market value $10,250
Exp. 05-99

Newmont Mining 5,000 shares
Market value $90,000
Options written
20 March 17.5 calls
Market value $5,875
Exp. 03-99

30 March 20 calls
Market value $6,000
Exp. 03-99

Worthington Ind. 8,000 shares
Market value $100,000
Options written
40 March 12.5 calls
Market value $3,750
Exp. 03-99

40 June 10 calls
Market value $12,250
Exp. 06-99

Basic Materials
Total Market value stocks $325,844
Total Market value calls $60,625

Capital Goods-7.02%

AMP Inc. 1,500 shares
Market value $78,094
Options written
15 Feb. 25 calls
Market value $40,687
Exp. 02-99

Aviall, Inc.*. 4,000 shares
Market value $47,000

Options written
30 June 10 calls
Market value $7,875
Exp. 06-99

Crown Cork & Co. 2,000 shares
Market value $61,625
Options written
20 April 25 calls
Market value $13,000
Exp. 04-99

Federal Signal Corp. 2,000 shares
Market value $54,750
Options written
20 May. 20 calls
Market value $15,000
Exp. 15-99

Capital Goods
Total Market value stocks $241,469
Total Market value calls $76,562

Consumer Cyclicals-9.63%

Dress Barn* 3,000 shares
Market value $45,562
Options written
30 April 10 calls
Market value $16,125
Exp. 04-99

Enesco Group, Inc. 2000 shares
Market value $46,375
Options written
20 Feb. 22.5 calls
Market value $4,250
Exp. 02-99

Jackpot Enterprises 4,000 shares
Market value $37,750
Options written
40 Mar. 10 calls

Market value $1,750
Exp. 03-99

Pep Boys 2,500 shares
Market value $39,219
Options written
25 July 12.5 calls
Market value $9,219
Exp. 07-99

TBC Corp* 18,000 shares
Market value $128,250

Toy's R Us* 2,000 shares
Market value $33,750
20 June 15 calls
Market value $6,875
Exp. 06-99

Consumer Cyclicals
Total Market value stocks $330,906
Total Market value calls $38,219



Consumer Staples-14.40%

AMC Entertainment* 8,000 shares
Market value $168,500
Options written
40 March 12.5 calls
Market value $36,000
Exp. 03-99

Chris Craft Inc. 1,500 shares
Market value $72,281
Options written
15 Jan. 45 calls
Market value $5,062
Exp. 01-99

International Flavors & Fragrances 1,500 shares
Market value $67,125

Options written
15 May 30 calls
Market value $22,406
Exp. 05-99

Kelly Services Inc. 3,000 shares
Market value $95,250
Options written
30 May 22.5 calls
Market value $27,750
Exp. 05-99

*Non-Income Producing Security
The accompanying notes are an integral
part of these financial statements


WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

Common Stocks (continued)

Sbarro, Inc. 1,500 shares
Market value $39,188
Options written
15 March 17.5 calls
Market value $13,500
Exp. 03-99

Wallace Computer Services 2,000 shares
Market value $52,625
Options written
20 March 15 calls
Market value $22,750
Exp. 03-99

Consumer Staples
Total Market value stocks $494,969
Total Market value options $127,468


Energy-3.45%

Bellwether Exp.* 8,000 shares
Market value $39,500
Options written
80 Jan. 7.5 calls
Market value $750
Exp. 01-99

Helmerich & Payne 2,000 shares
Market value $38,500
Options written
20 June 20 calls
Market value $4,375
Exp. 06-99

Nabors Ind.* 3,000 shares
Market value $40,500
Options written
30 June 10 calls
Market value $13,688
Exp. 06-99

Energy
Total Market value stocks $118,500
Total Market value calls $18,813


Financials-8.34%

Leucadia National 6,000 shares
Market value $188,250
Options written
30 June 25 calls
Market value $23,625
Exp. 06-99

30 March 30 calls
Market value $9,188
Exp. 03-99

Loews Corp. 1,000 shares
Market value $98,500
Options written

10 March 80 calls
Market value $19,250
Exp. 03-99

Financials
Total Market value stocks $286,750
Total Market value calls $52,063


Mutual Funds-1.19%

MFS Int. Income Fund 6000 shares
Market value $40,875


Real Estate-2.30%

Kimco Realty Corp. 2,000 shares
Market value $79,125
Options written
20 March 35 calls
Market value $10,625
Exp. 03-99

Technology-3.67%

Compaq Computer 3,000 shares
Market value $126,188
Options written
30 Jan. 20 calls
Market value $66,750
Exp. 01-99

*Non Income Producing Security
The accompanying notes are an
integral part of these financial statements



WEST UNIVERSITY FUND, INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(Common Stocks Continued)

Transportation-1.54%

Werner Enterprises* 3,000 shares
Market value $53,062
Options written
30 June 12.5 calls
Market value $16,875
Exp. 06-99


Utilities-4.26%

MCN Energy 2,000 shares
Market value $38,125
Options written
20 Feb. 15 calls
Market value $8,375
Exp. 02-99

Northern States Power 2,000 shares
Market value $55,500
Options written
20 June 25 calls
Market value $7,125
Exp. 06-99

Pacific Corp. 2,500 shares
Market value $52,656
Options written
25 May 17.5 calls
Market value $9,844
Exp. 05-99

Utilities
Total Market value stocks $146,281
Total Market value calls $25,344


Total Equities-65.28%
(Cost $2,113,215)
Market value $2,243,969


Total Option Contracts Written-(14.35%)

Premiums received: ($327,316)
Market value ($493,344)


Short Term Investments
Variable Demand Notes

American Family-4.65%   $160,000
(cost: $160,000)

Firstar-4.65%                   $160,000
(cost: $160,000)

General Mills-4.65%         $160,000
(cost: $160,000)

Pitney Bowes-4.65%        $160,000
(cost: $160,000)

Sara Lee-4.65%               $160,000
(cost: $160,000)

Warner Lambert-1.74%    $59,846
(cost: $59,846)

*Non Income Producing Security
The accompanying notes are an
integral part of these financial statements


WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31,1998
(continued)

Wisconsin Corp. C. U.-4.65%    $160,000
(cost: $160,000)

Total Variable Demand Notes $1,019,846


Commercial Paper

Ford Motor- 4.62%           $158,733
(cost: $158,733)

GE- 4.62%                   $158,703
(cost: $158,703)

General Motors- 5.23%     $179,708
(cost: $179,708)

Paine Webber- 5.07%       $174,186
(cost: $174,186)


Total Commercial Paper     $671,330


Total Short Term Investments -49.19%     $1,691,176
(cost: $1,691,176)


Other Assets and Liabilities Net -(.13%)    ($4,440)

Net Assets -100%             $3,437,361

The accompanying notes are an
integral part of these financial statements


WEST UNIVERSITY FUND, INC.
STATEMENT OF ASSETS AND
LIABILITIES
DECEMBER 31, 1998


ASSETS
Investments in securities, at market value            $2,243,969
(cost: $2,113,215)
Variable demand notes and
commercial paper at market value                      $1,691,176
(cost: $1,691,176)

Receivables:
Dividends                                              $3,400
Interest                                               $3,609

Total Assets                                           $3,942,154

LIABILITIES
Covered call options written, at market value          $493,344
(Premiums received: $327,316)
Accrued expenses                                       $11,449
Total Liabilities                                      $504,793

NET ASSETS                                             $3,437,361
Net asset value per share ($3,437,361 / 354,215 shares outstanding)

COMPONENTS OF NET ASSETS
Common stock, $1.00 par value; 10,000,000 shares authorized,
 354,215 shares issued and outstanding                 $354,215
Paid-in capital                                        $3,315,425
Net investment losses                                 ($197,005)
Net unrealized (depreciation)
on investments                                        ($35,274)

NET ASSETS                                             $3,437,361

The accompanying notes are an integral part of these financial statements.



WEST UNIVERSITY FUND, INC.
STATEMENT OF OPERATIONS
DECEMBER 31, 1998

INCOME:
Interest                                         $82,688
Dividends                                        $33,027

EXPENSES:
Management fee                                   $37,097
Accounting fee                                   $8,475
Audit and tax consulting fees                    $7,300
Custodian fees                                   $5,986

Total Expenses                                   $58,858

Net Investment Income                            $56,857

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments                ($198,767)
Net decrease in unrealized appreciation         ($52,429)

Net loss on investments                         ($251,196)

Net decrease in net assets
resulting from operations                       ($194,339)

The accompanying notes are an integral
part of these financial statements.



WEST UNIVERSITY FUND, INC.
STATEMENT OF CHANGES
IN NET ASSETS
DECEMBER 31,1998

                                          Year ended           Year ended
                                           12-31-98             12-31-97
OPERATIONS:
Net investment income                       $56,857             $41,592
Net realized (loss) gain on investments    ($198,767)           $234,551
Net (decrease) increase in
unrealized appreciation                    ($52,429)           ($6,062)
Net (decrease) increase in net assets
resulting from operations                  ($194,339)           $270,081

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income   ($56,868)           ($41,590)
Distributions from net realized gains       $0                 ($232,779)
Total distributions                        ($56,868)           ($274,369)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued (40,865 and
158,253, respectively)                      $437,033            $1,675,696
Increase from shares issued in
reinvested distributions                    $42,325             $209,797
Cost of shares redeemed                    ($332,021)          ($377,425)
Net increase in net assets derived from
capital share transactions                  $147,337            $1,508,068
Net (decrease) increase in net assets      ($103,870)           $1,503,780

NET ASSETS AT BEGINNING
OF YEAR                                     $3,541,231          $2,037,451
NET ASSETS AT
END OF YEAR                                 $3,437,361          $3,541,231

The accompanying notes are an integral part of these financial statements


WEST UNIVERSITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 - SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

West University Fund, Inc. (the"fund"), was incorporated under the laws of the State of Texas on October 25,1995 and commenced investment activity in February 1996. The fund is registered under the Investment
Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company. The following is a summary of the fund's significant accounting policies.

Basis of Accounting- The accounting records of the fund and its financial statements are maintained and prepared on the accrual basis under generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires manage-ment to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation- Investments and outstanding options (collectively referred to as securities) are stated at market value. Securities traded on securities exchanges are valued at the last sale price on the day, at the mean between the last current bid and asked prices.

Investment Income and Securities Transactions- Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Securities transactions are accounted for on the trade date
(the date the order to buy or sell is executed). Realized gains and losses from securities transactions and unrealized appreciation or depreciation of securities are reported on an identified cost basis for both financial statement and Federal income tax purposes.

Option Accounting Principles- When the fund writes a call option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price or, in the absence of a sale, the mean between the last current bid and asked prices.

When a call expires on its stipulated expiration date, or if the fund enters into a closing purchase transaction, the fund will realize a gain
(or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Fund Share Valuation- Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading of the New York
Stock Exchange on each day the Exchange is open for trading by dividing the total value of the fund's investments and other assets, less the sum of liabilities and the value of outstanding call options, by the number of fund shares outstanding.

Federal Income Taxes- It is the fund's intention to comply with the provisions of the Internal Revenue Code enabling it to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income taxes has been made.

Custodian- The fund's custodian is Firstar Trust Company. Pursuant to the terms of the Custodian Agreement the fund will forward to the Custodian the proceeds of each purchase of fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the fund.

NOTE 2.- INVESTMENT ADVISORY AGREEMENT
AND "AFFILIATED PERSONS"

Cancelmo Capital Management, Inc. (the "Adviser") is the investment adviser of the fund. The Adviser, subject to the control and direction of the Fund's board of directors, manages and supervises the investment operations of the Fund and the composition of its portfolio, including the writing of all options and making recommendations to the Fund's board of directors as to investment policies.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement, the Fund pays the Adviser an annual fee equal to 1.0% of average daily net assets. The Adviser will reduce its fees to limit the total annual expenses of the Company
(including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and certain extraordinary expenses) to 2.0% of the first $10,000,000 of average daily assets, 1.5% of the next $20,000,000 of such assets, and 1.0% of such assets over $30,000,000.

NOTE 3- CAPITAL SHARE TRANSACTIONS

As of December 31, 1998, there were
354,215 shares of $1.00 par value capital stock authorized and capital paid-in aggregated $3,315,425.

Transactions in capital stock were as follows:

                                 1998                               1997
                                 Shares                            Amounts

Shares sold               40,865     158,253        $437,033      $1,675,696

Shares issued
in reinvestment
of dividends              4,382       20,310         $42,325      $209,797
                         45,247       178,563        $479,358     $1,885,493

Shares
redeemed                 11,307         35,773       $332,021     $377,425

Net increase             33,940       142,790        $147,337     $1,508,068

NOTE 4.- INVESTMENT ACTIVITY

For the years ended December 31,1998, purchases of investment securities (excluding short term investments) totaled $5,816,417 and proceeds from sales totaled $5,251,589.

As of December 31, 1998, and 1997, portfolio securities valued at $1,978,844 and $2,497,163 respectively were held in escrow by the custodian in connection with covered call options written by the Fund.


                                      Number of Contracts         Premiums


Outstanding at beginning of year           1,199                  $367,343
Call options written                       3,095                  $1,032,179
Call options terminated in closing
purchase transactions                     (1,205)                ($462,464)
Call options expired                        (964)                ($238,156)
Call options exercised                    (1,230)                ($371,586)

Outstanding at December 31, 1998             895                  $327,316


WEST UNIVERSITY FUND, INC.
SUPPLEMENTARY INFORMATION
DECEMBER 31,1998

SELECTED PER SHARE DATA AND RATIOS

                                     1998          1997            1996


Net asset value at
beginning of period                 $10.35        $10.21          $10.00

Income from investment operations:
Net investment income               $.16          $.12            $.09
Distributions from net
investment income                  ($.16)        ($.12)           ($.09)

Net realized and unrealized gain
(loss) on securities               ($.65)         $.82             $.80
Distributions from realized
gains on securities                 $0           ($.64)            ($.59)

Net asset value at
end of year                         $9.70         $10.35           $10.21

Total return                        (4.70)%         9.73%            9.71%*

Ratios/Supplemental Data:
Net assets at end of
year(in thousands)                  $3,437        $3,541          $2,037
Expenses to average
net assets                           1.59          1.75            1.82
Net investment income before
taxes to average net assets          1.53          1.36            1.19
Portfolio turnover rate             218.49%       188.53%        101.38%

*Annualized






                             WEST UNIVERSITY FUND, INC.
                               3030 UNIVERSITY BLVD.
                               HOUSTON, TEXAS  77005
                                   713-666-1652

                                      PART C



Item 23.        Financial Statements and Exhibits


               (a)  Articles of Incorporation.
                    Copy of Registrant's Articles of Incorporation, which was filed as an Exhibit to Pre-Effective
                    Amendment No.1, is hereby incorporated by reference.
               (b)  By-laws of the Company.
                    Copy of Registrant's By-laws which was filed as an Exhibit to Pre-Effective Amendment No.1 is hereby incorporated by reference.
               (c)  Instruments Defining Rights of Security Holders.
                    None (other than in the Articles of Incorporation.)
               (d)  Investment Advisory Contract. Copy of Registrant's
                    Investment Advisory Agreement with Cancelmo Capital
                    Management, Inc., which was filed as an exhibit to Pre-Effective Amendment No. 1, is hereby incorporated by reference.
               (e)  Underwriting Contracts. None.
               (f)  Bonus or Profit Sharing Contracts. None.
               (g) Custodian Agreements. Copy of Registrant's agreement with the Custodian, Firstar Trust which was filed as an Exhibit to Pre-Effective Amendment No. 1 is hereby incorporated by reference.
               (h)  Other Material Contracts. None.
               (i)  Legal Opinion. Opinion and Consent of Ben B. Turner
                    & Associates, P.C., which was filed as an Exhibit to Pre-Effective Amendment No.1 is hereby incorporated by reference.
               (j)  Other Opinions. Consent of Simonton, Kutac & Barnidge
                    LLP is filed herewith .
               (k)  Omitted Financial Statements. None.
               (l) Initial Capital Agreements. Agreement which was filed as an Exhibit to Pre-Effective Amendment No. 1 is hereby incorporated by reference.
               (m)  Rule 12b-1 Plan.  None.
               (n)  Financial Data Schedule. None.
               (o)  Rule 18f-3 Plan. None.

Item 24.       Control Persons. None.



Item 25 Indemnification. The Bylaws of the Company deny indemnification to any Officer or director for "reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

Item 26.       Business and Other Connections of the Investment Adviser.
               None.

Item 27.       Principal Underwriters. None.

Item 28. Location of Accounts and Records. The accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of the Company, 3030 University Blvd.,
               Houston, Texas  77005.

Item 29.       Management Services. None.

Item 30.       Undertakings. None.


SIGNATURES

       Pursuant to the requirements of The Securities Act of 1933 and The Investment Company Act of 1940, the
Registrant has duly caused this Post-Effective Amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Houston and the State of Texas on the 3rd day of May 1999.

West University Fund, Inc.

                                        BY /s/  Richard P. Cancelmo, Jr.
                                        Richard P. Cancelmo, Jr.
                                        President

               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's registration
Statement has been signed below by the following persons in the capacities and on the date indicated.

Dated:    May 3, 1999            /s/ J. Barry Kendrick

                                                   J. Barry Kendrick

Dated:     May 3,1999            /s/  J. Brinton Davis

                                                   J. Brinton Davis




















